UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 31, 2009

Unisys Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-8729	38-0387840
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Unisys Way, Blue Bell, Pennsylvania		19424
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	215-986-4011

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Indentures and New Secured Notes

On July 31, 2009, Unisys Corporation ("Unisys" or the "Company") completed its previously announced private exchange offers. On that date, the Company exchanged $235,085,000 of its outstanding 6⅞% Senior Notes due 2010 (the "2010 Notes"), $331,958,000 of its outstanding 8% Senior Notes due 2012 (the "2012 Notes"), $133,986,000 of its outstanding 8½% Senior Notes due 2015 (the "2015 Notes") and $59,378,000 of its outstanding 12½% Senior Notes due 2016 (the "2016 Notes" and, collectively with the 2010 Notes, 2012 Notes and 2015 Notes, the "Senior Notes") in private exchange offers (the "Exchange Offers") for $384,962,000 of new 12¾% Senior Secured Notes due 2014 (the "First Lien Notes") and $246,603,000 of new 14¼% Senior Secured Notes due 2015 (the "Second Lien Notes" and, together with First Lien Notes, the "New Secured Notes"), 52,421,654 shares of the Company’s common stock, par value $0.01 per share (the "Common Stock"), and $30.0 million in cash.

Approximately $64.9 million of 2010 Notes, $68.0 million of 2012 Notes, $16.0 million of 2015 Notes and $150.6 million of 2016 Notes remain outstanding after the debt exchanges.

The obligations under the New Secured Notes are fully and unconditionally guaranteed by Unisys Holding Corporation, a wholly owned Delaware corporation that directly or indirectly holds the shares of substantially all of the Company’s foreign subsidiaries, and by the Company’s other existing and future material domestic subsidiaries (collectively, the "Subsidiary Guarantors" and the guarantees of New Secured Notes by the Guarantors, collectively, the "Guarantees").

In connection with the issuance of the First Lien Notes and the Second Lien Notes, the Company entered into indentures, each dated as of July 31, 2009, among the Company, the Subsidiary Guarantors and Deutsche Bank Trust Company Americas, as trustee (the "First Lien Indenture" and the "Second Lien Indenture," respectively, and collectively the "Indentures").

The First Lien Notes and Second Lien Notes will mature on October 15, 2014 and September 15, 2015, respectively. Interest on the First Lien Notes is 12¾% per annum and will be payable on April 15 and October 15 of each year, beginning on October 15, 2009. Interest on the Second Lien Notes is 14¼% per annum and will be payable on March 15 and September 15 of each year, beginning on September 15, 2009.

The Company may, at its option, redeem some or all of the First Lien Notes at any time on or after October 15, 2012 at a redemption price determined in accordance with the redemption schedule set forth in the First Lien Indenture, plus accrued and unpaid interest, if any.

Prior to October 15, 2012 the Company may, at its option, redeem some or all of the First Lien Notes at any time, at a price equal to 100% of the principal amount of the First Lien Notes plus a "make-whole" premium, plus accrued and unpaid interest, if any. The Company may also redeem, at its option, up to 35% of the First Lien Notes at any time prior to October 15, 2012, using the proceeds of certain equity offerings at a redemption price of 112.750% of the principal amount thereof, plus accrued and unpaid interest, if any.

With regard to the Second Lien Notes, the Company may, at its option, redeem some or all of the Second Lien Notes at any time on or after September 15, 2012 at a redemption price determined in accordance with the redemption schedule set forth in the Second Lien Indenture, plus accrued and unpaid interest, if any.

Prior to September 15, 2012 the Company may, at its option, redeem some or all of the Second Lien Notes at any time, at a price equal to 100% of the principal amount of the Second Lien Notes plus a "make-whole" premium, plus accrued and unpaid interest, if any. The Company may also redeem, at its option, up to 35% of the Second Lien Notes at any time prior to September 15, 2012, using the proceeds of certain equity offerings at a redemption price of 114.250% of the principal amount thereof, plus accrued and unpaid interest, if any.

If the Company experiences certain kinds of changes of control (as defined in the Indentures), it must offer to purchase the New Secured Notes at 101% of their respective principal amount, plus accrued and unpaid interest, if any. In addition, if the Company sells assets under certain circumstances, it must offer to repurchase the New Secured Notes at a price equal to par plus accrued and unpaid interest, if any.

The Indentures governing the New Secured Notes also contain covenants that, among other things, restrict the Company’s ability and the ability of its restricted subsidiaries to (1) incur or assume additional debt or provide guarantees in respect of obligations of other persons; (2) issue redeemable stock and preferred stock; (3) pay dividends or distributions or redeem or repurchase capital stock; (4) prepay, redeem or repurchase debt; (5) make loans and investments; (6) incur certain liens; (7) impose limitations on dividends, loans or asset transfers from the Company’s subsidiaries; (8) sell or otherwise dispose of assets, including capital stock of subsidiaries; (9) consolidate or merge with or into, or sell substantially all of the Company’s assets to, another person; and (10) enter into transactions with affiliates. These covenants are subject to a number of important limitations and exceptions.

The New Secured Notes are also subject to customary events of default, including a cross-default and cross-acceleration provision.

The First Lien Notes and related Guarantees and the Second Lien Notes and related Guarantees are secured by a first-priority lien and a second-priority lien, respectively, in each case subject to permitted prior liens, on substantially all of the Company’s assets, except (i) accounts receivable that are subject to one or more receivables facilities, (ii) real estate located outside of the United States and any leasehold interests in real estate; (iii) cash or cash equivalents securing reimbursement obligations under letters of credit or surety bonds and (iv) certain other excluded assets.

Security Agreements

In connection with the issuance of the New Secured Notes, the Company, the Subsidiary Guarantors and Deutsche Bank Trust Company Americas, as collateral trustee (in such capacity, the "Collateral Trustee"), entered into a Priority Lien Pledge and Security Agreement (the "Priority Lien Security Agreement") and a Junior Lien Pledge and Security Agreement (the "Junior Lien Security Agreement" and, together with the Priority Lien Security Agreement, the "Security Agreements") that , among other things, create a security interest in the collateral for the benefit of the holders of the First Lien Notes and Second Lien Notes, respectively.

Collateral Trust Agreement

In connection with the issuance of the New Secured Notes, the Company, the Subsidiary Guarantors and the Collateral Trustee also entered into a Collateral Trust Agreement (the "Collateral Trust Agreement") that sets forth the terms upon which the Collateral Trustee receives, holds, administers, maintains, enforces and distributes the proceeds of all collateral held by the Collateral Trustee in trust for the benefit of the present and future holders of the New Secured Notes and certain other secured obligations.

Registration Rights Agreement

In connection with the issuance of shares of Common Stock in the Exchange Offers, the Company also entered into a Registration Rights Agreement (the "Registration Rights Agreement") with Goldman, Sachs & Co., Banc of America Securities LLC, and Deutsche Bank Securities Inc., as dealer managers for the benefit of the holders of shares of Common Stock issued in the Exchange Offers (the "Registrable Shares"), pursuant to which the Company agreed, among other things, (i) to use commercially reasonable efforts to file with the Securities and Exchange Commission a shelf registration statement covering resales of Registrable Shares as soon as practicable following the settlement date of the Exchange Offers (the "Settlement Date"); (ii) to use commercially reasonable efforts to cause the shelf registration statement to become effective under the Securities Act no later than 180 days after the Settlement Date; and (iii) to use commercially reasonable efforts to keep effective the shelf registration statement until the earliest of (x) the sale of all outstanding Registrable Shares registered under the shelf registration statement, (y) the time all Registrable Shares are actually sold by the holders thereof pursuant to Rule 144 under the Securities Act or (z) two years after the effective date of the shelf registration statement.

If the shelf registration statement has not become effective within 180 days following the Settlement Date or the shelf registration statement ceases to be effective, or the Company otherwise prevents holders of Registrable Shares from making sales under the shelf registration statement, under certain circumstances as set forth in the Registration Rights Agreement, the Company will make payments to each holder that holds Registrable Shares as liquidated damages in an amount equal to 0.25% of the aggregate value of the Registrable Shares held by such stockholder, based on a $1.5554 per share price, for each 30 calendar day period (or pro rata portion thereof) during which the shelf registration statement is not effective or stockholders are prevented from making sales under the shelf registration statement until the shelf registration statement becomes effective or stockholders are no longer prevented from making sales under the shelf registration statement. The maximum aggregate liquidated damages payable by the Company is 0.50% of the aggregate value of the Registrable Shares issued in the Exchange Offers.

Consent Solicitations and Supplemental Indenture

As a result of receiving consents from holders of a majority of the principal amount of the 2010 Notes, the 2012 Notes and the 2015 Notes in connection with the Exchange Offers, the Company has entered into a supplemental indenture (the "Second Supplemental Indenture") with HSBC Bank USA, National Association, as trustee, to eliminate substantially all of the restrictive covenants and certain events of default in the indenture that governs the 2010 Notes, the 2012 Notes and the 2015 Notes (the "Base Indenture").

The foregoing descriptions of the Indentures, the Security Agreements, the Collateral Trust Agreement, the Registration Rights Agreement and the Second Supplemental Indenture do not purport to be complete and are qualified in their entirety by reference to the full text of the respective agreements, each of which is filed as an Exhibit to this report.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above is incorporated by reference into this Item 3.02.

In accordance with the terms of the Exchange Offers, holders of 2012 Notes, 2015 Notes and 2016 Notes who participated in the Exchange Offers received, among other things, an aggregate of 52,421,654 shares of Common Stock in exchange for their tendered notes. The shares of Common Stock were issued in reliance upon the exemption from registration set forth in Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), based on, among other things, the representations made by the holders of Senior Notes who participated in the Exchange Offers that they are "qualified institutional buyers" as defined in Rule 144A under the Securities Act or are non-U.S. investors.

Item 3.03 Material Modifications to Rights of Security Holders.

The information set forth above under Item 1.01 above is incorporated by reference into this Item 3.03.

The Indentures governing the New Secured Notes contain covenants that, among other things, restrict the Company’s ability to pay dividends or distributions or redeem or repurchase capital stock.

As a result of the amendments to the Base Indenture contained in the Second Supplemental Indenture and described in Item 1.01 above, the holders of the 2010 Notes, the 2012 Notes and the 2015 Notes will no longer be entitled to the benefits of the covenants and event of default provisions that were eliminated thereby, and the Company will be permitted to take certain actions previously prohibited by the Base Indenture.

Item 8.01 Other Events.

On August 3, 2009, the Company issued a press release announcing the completion of the Exchange Offers and Consent Solicitations. This press release is filed as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

4.1 Indenture, dated as of July 31, 2009, among the Company, the Subsidiary
Guarantors and Deutsche Bank Trust Company Americas, as trustee, including the form of 12¾% Senior Secured Notes due 2014.

4.2 Indenture, dated as of July 31, 2009, among the Company, the Subsidiary
Guarantors and Deutsche Bank Trust Company Americas, as trustee, including the form of 14¼% Senior Secured Notes due 2015.

4.3 Second Supplemental Indenture, dated as of July 30, 2009, between the
Company and HSBC Bank USA, National Association, as trustee.

10.1 Collateral Trust Agreement, dated as of July 31, 2009, among the Company, the Subsidiary Guarantors and Deutsche Bank Trust Company Americas, as
collateral trustee.

10.2 Priority Lien Pledge and Security Agreement, dated as of July 31, 2009, among the Company, the Subsidiary Guarantors and Deutsche Bank Trust
Company Americas, as collateral trustee, including forms of trademark, copyright and patent security agreements.

10.3 Junior Lien Pledge and Security Agreement, dated as of July 31, 2009, among the Company, the Subsidiary Guarantors and Deutsche Bank Trust
Company Americas, as collateral trustee, including forms of trademark, copyright and patent security agreements.

10.4 Registration Rights Agreement, dated as of July 31, 2009, among the
Company, Goldman, Sachs & Co., Banc of America Securities LLC, and
Deutsche Bank Securities Inc.

99.1 Press Release issued August 3, 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unisys Corporation

August 3, 2009	By:	Nancy Straus Sundheim

Name: Nancy Straus Sundheim
Title: Senior Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

4.1	Indenture, dated as of July 31, 2009, among the Company, the Subsidiary Guarantors and Deutsche Bank Trust Company Americas, as trustee, including the form of 12¾% Senior Secured Notes due 2014.
4.2	Indenture, dated as of July 31, 2009, among the Company, the Subsidiary Guarantors and Deutsche Bank Trust Company Americas, as trustee, including the form of 14¼% Senior Secured Notes due 2015.
4.3	Second Supplemental Indenture, dated as of July 30, 2009, between the Company and HSBC Bank USA, National Association, as trustee.
10.1	Collateral Trust Agreement, dated as of July 31, 2009, among the Company, the Subsidiary Guarantors and Deutsche Bank Trust Company Americas, as collateral trustee.
10.2	Priority Lien Pledge and Security Agreement, dated as of July 31, 2009, among the Company, the Subsidiary Guarantors and Deutsche Bank Trust Company Americas, as collateral trustee, including forms of trademark, copyright and patent security agreements.
10.3	Junior Lien Pledge and Security Agreement, dated as of July 31, 2009, among the Company, the Subsidiary Guarantors and Deutsche Bank Trust Company Americas, as collateral trustee, including forms of trademark, copyright and patent security agreements.
10.4	Registration Rights Agreement, dated as of July 31, 2009, among the Company, Goldman, Sachs & Co., Banc of America Securities LLC, and Deutsche Bank Securities Inc.
99.1	Press Release issued August 3, 2009